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                   CLASS A, CLASS B AND CLASS C SHARES OF

                        AIM NEW PACIFIC GROWTH FUND

                      Supplement dated March 22, 2000
                    to the Prospectus dated May 3, 1999,
                     as supplemented February 11, 2000


The Board of Trustees of AIM Growth Series unanimously approved, on March 22, 2000, a Plan of Reorganization ("Plan") pursuant to which AIM New Pacific Growth Fund ("New Pacific Growth Fund"), a series of AIM Growth Series, would transfer substantially all of its assets to AIM Asian Growth Fund ("Asian Growth Fund"), a series of AIM International Funds, Inc. As a result of the transaction, shareholders of New Pacific Growth Fund would receive shares of Asian Growth Fund in exchange for their shares of New Pacific Growth Fund, and New Pacific Growth Fund would cease operations. New Pacific Growth Fund and Asian Growth Fund have the same investment objective. The investment objective of each Fund is to seek long-term growth of capital.

The Plan requires approval of New Pacific Growth Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in May 2000. If the Plan is approved by shareholders of New Pacific Growth Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective March 22, 2000, the following heading and paragraphs replace in their entirety the heading and paragraphs appearing under the heading "Fund Management - The Advisors" on page 4 of the Prospectus:

           "THE ADVISOR

           A I M Advisor, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

                  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."

Effective March 22, 2000, the following paragraph replaces in its entirety the paragraph appearing under the heading "Fund Management - Portfolio Managers" on page 4 of the Prospectus:

           "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

           o Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1997. Prior to 1997, Mr. Cao was an international equity analyst for Boatmen's Trust Company.

           o A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

           o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990."

Effective April 28, 2000, Class A, Class B and Class C shares of the fund will be closed to new investors.

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                   CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM BASIC VALUE FUND


                      Supplement dated March 22, 2000
                    to the Prospectus dated May 3, 1999
       as revised October 25, 1999 and supplemented February 11, 2000 and February 25, 2000

At a meeting held on March 14, 2000, the Board of Trustees of AIM Growth Series (the "Trust"), on behalf of AIM Basic Value Fund (the "Fund"), voted to request shareholders to approve certain proposals relating to the restructuring of the Fund.

The Fund currently invests all of its investable assets in the Value Portfolio (the "Portfolio"). The Board approved a restructuring of the Fund which will eliminate the Fund's current master-feeder structure and cause the Fund to redeem its interest in the Portfolio. The Portfolio will then be terminated. The Fund's investment strategies will be the same as the Portfolio's current investment strategies. The Fund's portfolio managers will be the current portfolio mangers of the Portfolio. The Board is requesting shareholder approval of the following items related to the restructuring:


            - A new advisory agreement between the Trust and A I M Advisors, Inc. ("AIM"). The Board has concluded that the terms of the new advisory agreement are substantially the same as the advisory portion of the current advisory agreement with the Portfolio, except:
                     (1) AIM would directly manage the Fund's investments and would receive an annual fee for the investment advisory services that it provides to the Fund at a rate equal to the combined rate of the fee charged to the Portfolio and the fee charged to the Fund for administrative services; (2) the proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the Fund's securities lending program and for which AIM would receive compensation; and (3) the proposed advisory agreement clarifies non-exclusivity provisions that are set forth in the current advisory agreement;

           - Changing the Fund's fundamental investment restrictions. The proposed revisions to the Fund's fundamental investment restrictions are described in a supplement to the Fund's statement of additional information;

           - Making the Fund's investment objective non-fundamental. The investment objective would not be changed. If the investment objective of the Fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the Trust without further approval by shareholders.

The Board of Trustees of the Trust has called a meeting of the Fund's shareholders to be held in May 2000 to vote on these and other proposals. Only shareholders of record as of April 3, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about June 5, 2000.

The Board has also approved a new administrative services agreement between AIM and the Fund. The administrative and accounting services to be provided to the Fund are substantially the same services that AIM provides to the Portfolio and the Fund under the current agreements.


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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                         Supplement dated March 22, 2000
       to the Statement of Additional Information dated May 3, 1999, as supplemented September 13, 1999, October 6, 1999 and February 11, 2000

At a meeting held on March 14, 2000, the Board of Trustees of AIM Growth Series (the "Trust") voted to request shareholder approval to amend the fundamental investment restrictions of AIM Basic Value Fund (the "Fund"), a series of the Trust. The Board of Trustees has called a meeting of the Fund's shareholders to be held on or about May 31, 2000 to vote on these and other proposals. Only shareholders of record as of April 3, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about June 5, 2000.

If shareholders approve the proposal to amend the Fund's fundamental investment restrictions, the Fund will operate under the following fundamental investment restrictions:

           (a) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

           (b) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

           (c) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

           (d) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in
                     (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
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           (e)       The Fund may not purchase real estate or sell real
                     estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

           (f) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

           (g) The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

           (h) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Funds have this flexibility, the Board of Trustees has adopted internal guidelines for each Fund relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees.

If the shareholders approve the proposal to amend the Fund's non-fundamental investment restrictions, the Fund will operate under the following non-fundamental investment restrictions:

           1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

           2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

           3. In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

           4. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

           5. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.